BUFFALO
FUNDS

Balanced Fund
Equity Fund
High Yield Fund
Small Cap Fund
USA Global Fund


ANNUAL REPORT
March 31, 2000

MESSAGE
To Our Shareholders

As you may know, Larry Armel retired as President and CEO of Jones & Babson at the end of January. Larry had been with the company for 16 years, serving as President since 1985. In recent years, we developed a close working relationship and friendship as I have served as Chairman since 1993. During his tenure, new funds and new fund families were added, extended services were developed, we entered new marketplaces, dramatically updated technologically and the assets grew tenfold. We wish Larry much happiness and thank him for his many years of commitment, friendship and accomplishment!

Serving as Chairman of Jones & Babson since 1993 has given me a solid base and perspective on which to build for the future. As the new President and CEO, I'm very excited about the opportunity to lead the company into the 21st century. As a senior officer of BMA (which is the parent company of Jones & Babson) since 1985, my responsibilities included overseeing and directing the strategy and focus of the brokerage, retirement planning and financial services business units. I look forward to communication with all of you in the future as the Buffalo Funds continue to grow and prosper.

At March 31, the Buffalo Funds included about 18,000 accounts, totaling $193 million in assets under management. Please see the Portfolio Management Review immediately following this letter, which contains detailed information on the investment approach used by Kornitzer Capital Management, Inc., and the performance of the Funds. We're looking forward to May of this year, when Buffalo Equity, USA Global and High Yield Funds all achieve their 5-year anniversaries, along with the performance numbers that coincide with that milestone. And, though we all are aware that past performance is no guarantee of future returns, we hope that you were pleased with the Funds' 1999 results, as the blended management approach returned solid numbers.

We appreciate your continued interest in the Buffalo Funds. Please contact us with any questions or comments, or should you desire additional information about your investments.

Sincerely,

/s/Stephen S. Soden
Stephen S. Soden
President


Portfolio Management Review

We want to thank all our fellow shareholders for their continued support of Kornitzer Capital Management, Inc. and the Buffalo Funds. We are pleased to report the past twelve months have been a very positive period for the Buffalo Fund group. Our blend (growth and value) approach to equity management has served us well, particularly in early 2000 as the stock markets have experienced extreme volatility. In addition, we believe we are seeing tangible benefits from our decision made several years ago to invest based on long-term themes and trends. These include trends such as changing demographics, the expansion of global brands and the continuing high rate of investment in technology and telecommunications to improve productivity.

We believe taking a close look at the Buffalo Small Cap Fund over the past year is a good way to better understand and appreciate our blend equity style. Our Small Cap Fund had a tremendous year, yet it was hardly a case of a rising tide lifting all boats equally in the small cap sector. In fact, it was quite the opposite. According to Lipper Analytical Services the average Small Cap Growth Fund rose a remarkable 96.42% over the past twelve months while the average Small Cap Value Fund rose 17.99%. The picture inside the Buffalo Small Cap Fund performance was very similar. Of the some 60 stocks owned in the Fund, 10 to 15 drove the bulk of the performance for the year. Virtually all the winners were growth companies and the majority were technology companies.

You might ask why not own all growth stocks? The answer goes back to the basic philosophies we adopted at the time we started the Buffalo Funds. We strive for consistency of performance over time with a reasonable to low degree of volatility. The performance of the various indices since March 31, 2000 provide a great example of what can happen when you only swing for the fences. In less than one month (thru April 27th), the Lipper Small Cap Growth Index has declined over 20% while the Lipper Small Cap Value Index has declined just over 2%. The Buffalo Small Cap Fund has declined less than 3%. We believe our diversity is serving shareholders well.

In the technology area we have been very careful to own companies with sustainable long-term business models. We have been particularly careful in avoiding companies that are not self-financing. This has excluded the majority of all internet stocks. While we missed many opportunities in 1999 because of this stance we now feel vindicated as the market has become much more discerning in early 2000. We feel the performance differential between technology stocks with and without viable long-term business models will widen further as the year progresses. The financing window will likely close more tightly to those internet companies that are far from generating profits or positive cashflow. As a result, we could see numerous internet bankruptcies later this year.

We believe the outlook for the overall stock market going forward will be tied to U.S. productivity. We believe the outlook remains bright. Corporations are clearly faced with a tight labor market and the reality of rising labor costs. Their challenge has been to absorb these higher labor costs without passing them through as higher prices to their customers, but still deliver improved profits. This has been and remains a tough challenge, but thus far corporations have succeeded. We believe they have succeeded by motivating employees to work harder through profit-sharing plans and through continued heavy investment in technology. This combination has led to largest gains in U.S. productivity in history. We believe Alan Greenspan and the Federal Reserve understand this phenomenon and that is why their interest rate moves have been rather measured in the face of a booming economy.

The rather lackluster absolute performance by bond funds will likely continue until the economy cools or inflation is so tame that a greater consensus builds in our higher productivity theme. We have no idea when either will take place. We do know that corporate bonds, and high yield bonds in particular, offer compelling yields and value at present levels. The patient investor in our High Yield Fund is being paid a handsome current yield to wait for other investors to return to this market. When they do return we are confident total returns will improve significantly. We might note that on a relative basis the Buffalo High Yield Fund has outperformed it's peer group during this difficult period.

We are very pleased to announce the hiring of David Eshnauer as a portfolio manager and analyst who will begin co-managing the Buffalo High Yield Fund. Dave joins Kornitzer Capital Management from Security Management Company where he was portfolio manager of their high yield fund. Dave has 18 years of experience as a bond and stock manager and research analyst.

As we move forward in 2000 we plan to intensify our research efforts and focus on picking attractive stocks and bonds. We believe the easy ride in certain segments is over and superior stock picking will stand out in 2000. As shareholders, you can rest assured our commitment to research and a solid, deep research team is stronger than ever.

The following is a snapshot and comment on how each of the Buffalo Funds performed over the past twelve months.

Buffalo Balanced Fund

Buffalo Balanced Fund generated a total return (price change and reinvested distributions) of 16.78% for the twelve months ended March 31, 2000. The average balanced fund, as measured by Lipper Analytical Services, registered a return of 10.45% for the period. The Fund shifted more assets to equities during the period. While this shift resulted in lower income distributions as the year progressed, the Fund's total return to shareholders improved significantly.

Buffalo Equity Fund

Buffalo Equity Fund generated a total return (price change and reinvested distributions) of 31.07% for the twelve months ended March 31, 2000. This return surpassed the unmanaged Standard & Poor's 500 return of 17.93%. The Fund's peer group, as measured by the Lipper Multi-Cap Core Equity Fund Index, produced a return of 26.56% for the period.

The Fund's performance for the period was a product of the firm's blend equity style as well as a very disciplined adherence to our identified long-term investment themes.

Buffalo High Yield Fund

Buffalo High Yield Fund generated a total return (price change and reinvested distributions) of 4.83% for the twelve months ended March 31, 2000. The average high yield fund, as measured by Lipper Analytical Services, provided a return of 0.00% for the period.

Buffalo Small Cap Fund

Buffalo Small Cap Fund generated a total return (price change and reinvested distributions) of 64.87% for the twelve months ended March 31, 2000. These results surpassed the 44.80% return for the Lipper Small-Cap Core Equity Index. As discussed previously we remain optimistic about the Fund's future given the untapped potential for a large number of stocks in the portfolio.

Buffalo USA Global Fund

Buffalo USA Global Fund generated a total return (price change and reinvested distributions) of 60.72% for the twelve months ended March 31, 2000. These results surpassed the 17.93% return of the unmanaged S&P 500 Index and the 36.33% return for the Lipper Global Fund Index.

We continue to believe this unique Fund could be one of the biggest long-term beneficiaries of the superior long-term growth potential of developing countries around the globe. We say this with confidence because this Fund concentrates on the type of U.S. companies that already have major sales, profits and a strong presence in countries throughout Asia, South America, Latin America and many other developing regions. We have never been more optimistic about the long-term prospects for U.S. multi-national companies.

We look forward to tracking all the Funds with you in future letters. As fellow shareholders we are fully committed to your financial success in the future.

Sincerely,

/s/John C. Kornitzer        /s/Kent W. Gasaway
John C. Kornitzer           Kent W. Gasaway

President                   Sr. Vice President

/s/Tom W. Laming
Tom W. Laming

Sr. Vice President


Investment Results - Total Return
                   Three Months One Year Five Years
                      Ended      Ended     Ended     Since
                     3/31/00    3/31/00   3/31/00   Inception*
BUFFALO
 BALANCED FUND         9.09%     16.78%    11.72%    10.89%
Lipper Balanced
 Fund Index            2.98%     10.45%    15.65%    14.76%

BUFFALO
 EQUITY FUND          14.12%     31.07%       N/A    24.31%
Lipper Multi-Cap Core
 Fund Index            7.39%     26.56%    23.43%    23.05%

BUFFALO
 HIGH YIELD FUND       1.24%      4.83%       N/A     8.53%
Lipper High Yield Bond
 Fund Index           -1.52%      0.00%     8.09%     7.33%

BUFFALO
 SMALL CAP FUND       20.53%     64.87%       N/A    25.87%
Lipper Small-Cap Core
 Fund Index           10.32%     44.80%    17.70%     6.93%

BUFFALO
 USA GLOBAL FUND      16.76%     60.72%       N/A    26.48%
Lipper Capital Appreciation
 Fund Index            9.00%     44.74%    25.29%    24.94%
Lipper Global
 Fund Index            4.58%     36.33%    19.50%    18.72%

*Buffalo Balanced Fund (8/12/94), Buffalo Equity Fund (5/19/95),
 Buffalo High Yield Fund (5/19/95), Buffalo Small Cap Fund (4/14/98), Buffalo USA Global Fund (5/19/95).

CHART - Buffalo Balanced Fund versus S&P 500 and Merrill Lynch Bond Fund Index Weighted Average

CHART - Buffalo Equity Fund versus S&P 500

CHART - Buffalo High Yield Fund versus
Merrill Lynch High Yield Bond Fund Index

CHART - Buffalo Small Cap Fund versus S&P 600

CHART - Buffalo USA Global Fund versus S&P 500


Buffalo
Balanced Fund

SCHEDULE OF INVESTMENTS
March 31, 2000

  SHARES     COMPANY                                      MARKET VALUE

COMMON STOCKS - 58.31%
CONSUMER CYCLICAL - 12.77%
  30,000     Argosy Gaming Co.*                           $    427,500
  13,500     Carnival Corp.                                    334,969
  27,000     Elcor Corp.                                       931,500
  20,000     Ethan Allen Interiors, Inc.                       500,000
  22,000     Mirage Resorts, Inc.                              426,250
  25,000     ServiceMaster (The) Co.                           281,250
  32,000     Strayer Education, Inc.                           832,000
                                                             3,733,469
CONSUMER STAPLES - 3.33%
   2,500     Bestfoods, Inc.                                   117,031
   6,000     McDonald's Corp.                                  225,375
  15,000     PepsiCo, Inc.                                     518,437
   2,000     Procter & Gamble Co.                              112,500
                                                               973,343
ENERGY - 4.83%
 164,000     Frontier Oil Corp.*                             1,230,000
  20,000     McDermott International, Inc.                     183,750
                                                             1,413,750
FINANCIAL - 11.94%
   5,000     American Express Co.                              744,687
   5,500     Bank of America Corp.                             288,406
   6,500     Fleet Boston Financial Corp.                      237,250
  18,500     Kansas City Southern Industries, Inc.           1,589,844
   3,500     PNC Bank Corp.                                    157,719
  20,000     Unumprovident Corp.                               340,000
   5,000     Washington Mutual, Inc.                           132,500
                                                             3,490,406
HEALTH CARE - 5.31%
   3,000     Abbott Laboratories                               105,562
     500     American Home Products Corp.                       26,813
   3,000     Johnson & Johnson                                 210,187
  12,000     Merck & Company, Inc.                             745,500
  10,000     Quintiles Transnational Corp.                     170,625
   8,000     Shering-Plough Corp.                              294,000
                                                             1,552,687
TECHNOLOGY - 14.06%
   3,500     Analog Devices, Inc.*                             281,969
   5,000     Atmel Corp.*                                      258,125
   7,500     Cisco Systems, Inc.*                              579,844
  12,000     Compaq Computer Corp.                             319,500
   6,500     Hewlett-Packard Co.                               861,656
   6,500     Intel Corp.                                       857,594
   3,000     Microsoft Corp.                                   318,750
  10,000     Scientific-Atlantic, Inc.                         634,375
                                                             4,111,813
TRANSPORTATION & SERVICES - 4.13%
  15,000     FEDEX Corp.*                                      585,000
  30,000     Southwest Airlines Co.                            624,375
                                                             1,209,375
UTILITIES - 1.94%
   5,500     Enron Corp.                                       411,813
   1,000     GTE Corp.                                          71,000
   2,000     SBC Communication, Inc.                            84,000
                                                               566,813

TOTAL COMMON STOCKS                                         17,051,656
(Cost $13,659,844)

 CONVERTIBLE PREFERRED STOCKS - 6.52%
  14,550     Bethlehem Steel Corp.                             400,125
  69,400     ICO Holdings, Inc.                              1,075,700
  23,000     Lomak Petroleum, Inc.                             431,250

TOTAL CONVERTIBLE PREFERRED STOCKS                           1,907,075
(Cost $2,481,177)

   FACE
  AMOUNT     DESCRIPTION                                  MARKET VALUE

CORPORATE BONDS - 23.85%
$  700,000   Argosy Gaming Co., 10.75% due 6-1-09              712,250
 1,285,000   Callon Petroleum Co., 10.125% due 9-15-02       1,240,025
 1,500,000   Eagle Geophysical, Inc., 10.75% due 7-15-08*      187,500
   450,000   Fairchild Semiconductor Corp.,
              10.125% due 3-15-07                              438,750
   680,000     Frontier Oil Corp., 9.125% due 2-15-06          588,200
   460,000     Key Energy Group, Inc., 14.00% due 1-15-09      499,100
   730,000     HS Resources, Inc., 9.875% due 12-1-03          722,700
   400,000     Purina Mills, Inc., 9.00% due 3-15-10*          102,000
   585,000     Republic Group, Inc., 9.50% due 7-15-08         523,575
 1,750,000    United Refining Co., 10.75% due 6-15-07        1,058,750
 1,120,000    Wiser Oil Co., 9.50% due 5-15-07                 901,600

TOTAL CORPORATE BONDS                                        6,974,450
(Cost $9,377,386)

CONVERTIBLE CORPORATE BONDS - 10.28%
 1,099,000    Allwaste, Inc., 7.25% due 6-1-14*                 87,920
 1,892,000    Exide Corp., 2.90% due 12-15-05                1,097,360
 1,390,000    HMT Technology Corp., 5.75% due 1-15-04          611,600
   238,000    Integrated Device Technology, Inc.,
               5.50% due 6-1-02                                332,308
 1,340,000    Intevac, Inc., 6.50% due 3-1-04                  690,100
   250,000    Key Energy Group, Inc., 5.00% due 9-15-04        187,500

TOTAL CONVERTIBLE CORPORATE BONDS                            3,006,788
(Cost $4,858,720)

TOTAL INVESTMENTS - 98.96%                                  28,939,969
(Cost $30,377,127)

Other assets less liabilities - 1.04%                          304,505

TOTAL NET ASSETS - 100.00%                                $ 29,244,474

The identified cost of investments owned at March 31, 2000, was the same for financial statement and federal income tax purposes.
Net unrealized depreciation for federal income tax purposes was $1,437,158, which is comprised of unrealized appreciation of $4,926,942 and unrealized depreciation of $6,364,100.

*Non-income producing security

See accompanying Notes to Financial Statements.


Buffalo
Equity Fund

SCHEDULE OF INVESTMENTS
March 31, 2000

  SHARES     COMPANY                                      MARKET VALUE

COMMON STOCKS - 98.74%
CAPITAL GOODS - 2.91%
  19,600     Tyco International Ltd.                      $    977,550

CONSUMER CYCLICAL - 15.11%
  37,300     Barnes & Noble, Inc.                              857,900
  27,400     Carnival Corp.                                    679,863
  20,500     Coachmen Industries, Inc.                         283,156
  19,250     Elcor Corp.                                       664,125
  34,050     Ethan Allen Interiors, Inc.                       851,250
  21,300     Fairfield Communities, Inc.*                      169,069
  62,300     Mirage Resorts, Inc.                            1,207,062
  33,300     ServiceMaster (The) Co.                           374,625
                                                             5,087,050
CONSUMER STAPLES - 12.04%
   7,500     Apollo Group, Inc.                                211,406
   6,500     DeVry, Inc.                                       198,250
  15,400     Disney (Walt) Holding Co.                         637,175
   9,500     ITT Educational Services, Inc.                    152,000
  19,000     McDonald's Corp.                                  713,687
  27,500     PepsiCo, Inc.                                     950,469
  33,100     Sara Lee Corp.                                    595,800
  26,000     Viad Corp.                                        594,750
                                                             4,053,537
ENERGY - 2.33%
  13,600     Royal Dutch Petroleum Co.                         782,850

FINANCIAL - 15.47%
  24,200     Allstate Corp.                                    576,262
   8,500     American Express Co.                            1,265,969
  19,200     Bank of America Corp.                           1,006,800
  21,400     Fleet Boston Financial Corp.                      781,100
   8,900     Kansas City Southern Industries, Inc.             764,844
  13,900     PNC Bank Corp.                                    626,369
   6,000     Union Planters Corp.                              184,875
                                                             5,206,219
HEALTH CARE - 9.32%
  25,000     Abbott Laboratories                               879,687
   8,700     Johnson & Johnson                                 609,544
  16,600     Merck & Company, Inc.                           1,031,275
  16,800     Schering-Plough Corp.                             617,400
                                                             3,137,906

SHARES
OR FACE
AMOUNT       COMPANY AND DESCRIPTION                      MARKET VALUE

TECHNOLOGY - 29.72%
  13,000     Analog Devices*                                 1,047,313
  29,700     Atmel Corp.*                                    1,533,263
  30,600     Cisco Systems, Inc.*                            2,365,762
  30,300     Diebold, Inc.                                     833,250
   7,900     Hewlett-Packard Co.                             1,047,244
   5,700     Lucent Technologies, Inc.                         346,275
  11,800     Microsoft Corp.                                 1,253,750
  19,800     Scientific-Atlanta, Inc.                        1,256,062
   8,900     Wind River Systems, Inc.                          322,625
                                                            10,005,544
TRANSPORTATION & SERVICES - 5.79%
  22,800     FEDEX Corp.*                                      889,200
  50,925     Southwest Airlines Co.                          1,059,877
                                                             1,949,077
UTILITIES - 6.05%
  20,100     Enron Corp.                                     1,504,987
   7,500     GTE Corp.                                         532,500
                                                             2,037,487

TOTAL COMMON STOCKS                                         33,237,220
(Cost $23,539,259)

REPURCHASE AGREEMENT - 2.97%
$1,000,000   UMB Bank, n.a., 5.60% due 4-3-00
               (Collateralized by U.S. Treasury Notes,
               6.625% due 7-31-01 with a value of $993,879
               and 6.125% due 12-31-01 with a value
               of $27,244)                                   1,000,000
(Cost $1,000,000)

TOTAL INVESTMENTS - 101.71%                                 34,237,220
(Cost $24,539,259)

Other assets less liabilities - (1.71%)                       (575,328)

TOTAL NET ASSETS - 100.00%                                $ 33,661,892

For federal income tax purposes, the identified cost of investments owned at March 31, 2000, was $24,557,199.
Net unrealized appreciation for federal income tax purposes was $9,680,021, which is comprised of unrealized appreciation of $11,579,563 and unrealized depreciation of $1,899,542.

*Non-income producing security

See accompanying Notes to Financial Statements.


Buffalo
High Yield Fund

SCHEDULE OF INVESTMENTS
March 31, 2000

SHARES
OR FACE
AMOUNT       COMPANY AND DESCRIPTION                      MARKET VALUE

CONVERTIBLE PREFERRED STOCKS - 15.57%
  22,000     Bethlehem Steel Corp.                        $    605,000
  20,000     Carriage Service Capital Trust                    520,000
  41,200     Freeport-McMoran Copper & Gold, Inc.              610,275
  77,500     ICO Holdings, Inc.                              1,201,250
  35,175     Kmart Financing I                               1,514,723
  14,870     Lomak Financing Trust                             278,813
  38,000     Tesoro Petroleum Corp.                            460,750
  38,300     TXI Capital Trust I                             1,230,387
  10,000     Union Pacific Capital Trust                       393,750

TOTAL CONVERTIBLE PREFERRED STOCKS                           6,814,948
(Cost $8,747,845)

CORPORATE BONDS - 50.88%
$1,235,000   Argosy Gaming Co., 10.75% due 6-1-09            1,256,613
   300,000   Bio-Rad Laboratories, 11.625% due 2-15-07         302,250
 1,025,000   Callon Petroleum Co., 10.125% due 9-15-02         989,125
   750,000   Cherokee International, 10.50% due 5-1-09         620,625
 2,175,000   Eagle Geophysical, Inc., 10.75% due 7-15-08*      271,875
   500,000   Exide Corp., 10.00% due 4-15-05                   482,500
   635,000   Fairchild Semiconductor Corp.,
              10.125% due 3-15-07                              619,125
   250,000   Fairchild Semiconductor Corp.,
              10.375% due 10-1-07                              246,875
 2,000,000   Frontier Oil Corp., 9.125% due 2-15-06          1,730,000
 1,040,000   Giant Industries, Inc., 9.75% due 11-15-03      1,008,800
 1,200,000   HS Resources, Inc., 9.875% due 12-1-03          1,188,000
   790,000   ICO Holdings, Inc., 10.375% due 6-1-07            738,650
   121,000   Kmart Corp., 9.78% due 1-5-20                     129,982
   185,000   Kmart Corp., 9.35% due 1-2-20                     169,825
    25,000   Kmart Funding Corp., 9.44% due 7-1-18              24,561
   485,000   Key Energy Group, Inc., 14.00% due 1-15-09        526,225
   805,000   Kaiser Aluminum & Chemical Corp.,
              12.75% due 2-1-03                                748,650
 1,235,000   King Pharmacy, Inc., 10.75% due 2-15-09         1,228,825
 1,000,000   Luigino's, Inc., 10.00% due 2-1-06                835,000
   470,000   Packaging Corp. of America, 9.625% due 4-1-09     465,300
   585,000   Pilgrim's Pride Corp., 10.875% due 8-1-03         589,388
 1,275,000   Plains Resources, Inc., 10.25% due 3-15-06      1,230,375
 1,250,000   Purina Mills, Inc., 9.00% due 3-15-10*            318,750
 2,195,000   Republic Group, Inc., 9.50% due 7-15-08         1,964,525
   200,000   Southern Mineral Corp., 6.875% due 10-1-07         70,000
 1,300,000   Specialty Retailers, Inc., 9.00% due 7-15-07      263,250
 1,000,000   Telecommunications Techniques Co. LLC,
               9.75% due 5-15-08                               917,500
 2,515,000   United Refining Co., 10.75% due 6-15-07         1,521,575
   500,000   Warner Chilcott Laboratories,
               12.625% due 2-15-08                             490,000
 1,645,000   Wiser Oil Co., 9.50% due 5-15-07                1,324,225

TOTAL CORPORATE BONDS                                       22,272,394
(Cost $28,500,428)

CONVERTIBLE CORPORATE BONDS - 28.54%
 1,076,000   Allwaste, Inc., 7.25% due 6-1-14*                  86,080
 1,950,000   Exide Corp., 2.90% due 12-15-05                 1,131,000
 3,430,000   HMT Technology Corp., 5.75% due 1-15-04         1,509,200
   750,000   Hexcel Corp., 7.00% due 8-1-03                    517,500
   625,000   Integrated Device Technology, Inc.,
               5.50% due 6-1-02                                872,656
 3,080,000   Intevac, Inc., 6.50% due 3-1-04                 1,586,200
   250,000   Key Energy Group, Inc., 7.00% due 7-1-03          292,813
 1,635,000   Key Energy Group, Inc., 5.00% due 9-15-04       1,227,812
 2,540,000   Lomak Petroleum, Inc., 6.00% due 2-1-07         1,336,675
   500,000   Micron Technology, Inc., 7.00% due 7-1-04         942,500
 1,041,000   Moran Energy, Inc., 8.75% due 1-15-08             983,745
   526,000   OHM Corp., 8.00% due 10-1-06                      461,565
 1,590,000   Sunrise Assisted Living, Inc.,
              5.50% due 6-15-02                              1,252,125
 1,500,000   Western Digital Corp., zero cpn. due 2-18-18      296,250

TOTAL CONVERTIBLE CORPORATE BONDS                           12,496,121
(Cost $16,010,405)

REPURCHASE AGREEMENT - 3.06%
$1,340,000   UMB Bank, n.a., 5.60% due 4-3-00
               (Collateralized by Federal National Mortgage
               Association Discount Notes,
               due 4-28-00 with a value of $1,367,567)       1,340,000
(Cost $1,340,000)

TOTAL INVESTMENTS - 98.05%                                  42,923,463
(Cost $54,598,678)

Other assets less liabilities - 1.95%                          851,724

TOTAL NET ASSETS - 100.00%                                $ 43,775,187

The identified cost of investments owned at March 31, 2000, was the same for financial statement and federal income tax purposes.
Net unrealized depreciation for federal income tax purposes was $11,675,215, which is comprised of unrealized appreciation of $1,178,221and unrealized depreciation of $12,853,436.

*Non-income producing security

See accompanying Notes to Financial Statements.


Buffalo
Small Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2000

  SHARES     COMPANY                                      MARKET VALUE

COMMON STOCKS - 88.04%
BASIC MATERIALS - 2.47%
  20,000     Steel Dynamics, Inc.*                        $    231,250
  20,000     Texas Industries, Inc.                            622,500
                                                               853,750
CONSUMER CYCLICAL - 22.44%
  30,000     AHL Services, Inc.*                               303,750
 120,000     Argosy Gaming Co.*                              1,710,000
  26,300     Brunswick Corp.                                   498,056
  23,500     Coachmen Industries, Inc.                         324,594
  35,000     Elcor Corp.                                     1,207,500
  34,900     Ethan Allen Interiors, Inc.                       872,500
  10,000     Exide Corp.                                       118,125
  38,000     First Service Corp.*                              419,188
  43,400     Hollinger International, Inc. Cl. A               466,550
  25,000     Interface, Inc. Cl. A                             106,250
   9,200     Liz Claiborne, Inc.                               421,475
  29,900     Paul Harris Stores, Inc.*                          90,634
  20,000     Premier Parks, Inc.                               420,000
  37,000     Station Casinos, Inc.*                            807,063
                                                             7,765,685
CONSUMER STAPLES - 10.40%
  15,000     Dial Corp.                                        206,250
  55,000     Education Management Corp.                        794,062
 137,500     Edutrek International Cl. A*                      197,656
  51,700     ITT Educational Services, Inc.                    827,200
  17,000     Interstate Bakeries Corp.                         242,250
  39,000     Strayer Education, Inc.                         1,014,000
  20,000     Sylvan Learning Systems, Inc.                     318,750
                                                             3,600,168
ENERGY - 3.74%
  26,800     Callon Petroleum Co.*                             324,950
  10,000     Eagle Geophysical, Inc.                               500
 100,500     Frontier Oil Corp.*                               753,750
  18,600     ICO Holdings, Inc.                                 29,644
  20,000     McDermott International, Inc.                     183,750
                                                             1,292,594
FINANCIAL - 5.16%
  10,500     Everest Reinsurance Holdings, Inc.                342,562
  20,300     Heller Financial, Inc. Cl. A                      469,437
  12,000     Stancorp Financial Group                          328,500
  14,400     Susquehanna Bancshares, Inc.                      198,900
   9,200     Wilmington Trust Corp.                            447,350
                                                             1,786,749
HEALTH CARE - 10.25%
  14,000     Human Genome Sciences, Inc.                     1,162,875
  25,750     King Pharmaceuticals, Inc.*                       811,125
   5,000     PE Corp-Celera Genomics Group                     457,812
  33,800     Quintiles Transnational Corp.                     576,713
   9,000     Sunrise Assisted Living, Inc.*                    119,250
  26,000     Warner Chilcott Laboratories*                     419,250
                                                             3,547,025
TECHNOLOGY - 31.54%
  15,965     Applied Materials, Inc.*                        1,504,739
  26,400     Atmel Corp.*                                    1,362,900
   7,500     Cadence Design System, Inc.                       155,625
  12,500     Ciena Corp.*                                    1,576,563
  14,900     Diebold, Inc.                                     409,750
 119,400     HMT Technology Corp.*                             395,513
  10,400     Integrated Device Technology, Inc.                412,100
  39,100     Intevac, Inc.*                                    180,837
  30,900     Meta Group, Inc.*                                 805,331
  20,700     National Semiconductor Corp.*                   1,254,938
  19,000     Scientific-Atlantic, Inc.                       1,205,312
   7,500     Stamps.com, Inc.                                  144,844
  32,900     SunGard Data Systems, Inc.*                     1,241,975
  10,500     Thermoquest Corp.*                                175,875
  12,000     Western Digital Corp.                              89,250
                                                            10,915,552
TRANSPORTATION - 2.04%
  27,600     Midwest Express Holdings                          707,250

TOTAL COMMON STOCKS                                         30,468,773
(Cost $22,838,975)

 FACE
AMOUNT       DESCRIPTION                                  MARKET VALUE

REPURCHASE AGREEMENT - 12.53%
$4,335,000   UMB Bank, n.a., 5.60% due 4-3-00
               (Collateralized by Federal National Mortgage
               Association Discount Notes,
               due 4-28-00 with a value of $4,423,192)       4,335,000
(Cost $4,335,000)

TOTAL INVESTMENTS - 100.57%                                 34,803,773
(Cost $27,173,975)

Other assets less liabilities - (0.57%)                       (196,784)

TOTAL NET ASSETS - 100.00%                                $ 34,606,989

The identified cost of investments owned at March 31, 2000, was the same for financial statement and federal income tax purposes.
Net unrealized appreciation for federal income tax purposes was $7,629,798, which is comprised of unrealized appreciation of $9,882,402 and unrealized depreciation of $2,252,604.

*Non-income producing security

See accompanying Notes to Financial Statements.


Buffalo
USA Global Fund

SCHEDULE OF INVESTMENTS
March 31, 2000

  SHARES     COMPANY                                      MARKET VALUE

COMMON STOCKS - 91.80%
BASIC MATERIALS - 2.74%
  16,300     Praxair, Inc.                                $    678,488
  27,800     Sigma-Aldrich Corp.                               747,125
                                                             1,425,613
CAPITAL GOODS - 4.12%
  17,950     Boeing Co.                                        680,978
  14,900     Rockwell International Corp.                      623,006
  23,700     Teleflex, Inc.                                    841,350
                                                             2,145,334
CONSUMER CYCLICAL - 5.58%
 106,900     Interface, Inc. Cl. A                             454,325
  18,000     Korn/Ferry International*                         535,500
  68,200     Lear Corp.*                                     1,918,125
                                                             2,907,950
CONSUMER STAPLES - 14.90%
  25,200     Bestfoods, Inc.                                 1,179,675
  18,000     Coca-Cola Co.                                     844,875
  21,700     Gillette Co.                                      817,819
  38,200     McDonald's Corp.                                1,434,887
  12,900     Procter & Gamble Co.                              725,625
  81,500     Sara Lee Corp.                                  1,467,000
  16,800     Wrigley, (Wm.) Jr. Co.                          1,290,450
                                                             7,760,331
FINANCIAL - 6.07%
  30,000     AFLAC, Inc.                                     1,366,875
  16,400     American International Group, Inc.              1,795,800
                                                             3,162,675
HEALTH CARE - 13.62%
  32,000     American Home Products Corp.                    1,716,000
  29,200     Bristol-Myers Squibb Co.                        1,686,300
  19,400     Johnson & Johnson                               1,359,213
  49,300     Quintiles Transnational Corp.                     841,181
  40,600     Schering-Plough Corp.                           1,492,050
                                                             7,094,744
TECHNOLOGY - 44.77%
  18,400     Analog Devices, Inc.*                           1,482,350
  47,001     Applied Materials, Inc.*                        4,429,844
  17,000     Applied Science & Technology, Inc.*               514,250
  50,000     Cisco Systems, Inc.*                            3,865,625
  16,000     Dallas Semiconductor                              562,000
  14,300     Hewlett-Packard Co.                             1,895,644
 175,500     HMT Technology Corp.*                             581,344
  16,500     Intel Corp.                                     2,176,969
  75,500     Intevac, Inc.*                                    349,187
  13,100     Micron Technology, Inc.                         1,650,600
  13,200     Microsoft Corp.                                 1,402,500
   6,000     Motorola, Inc.                                    854,250
  45,000     National Semiconductor Corp.*                   2,728,125
  27,100     Thermoquest Corp.*                                453,925
  50,200     Western Digital Corp.                             373,362
                                                            23,319,975
TOTAL COMMON STOCKS                                         47,816,622
(Cost $33,751,504)

   FACE
  AMOUNT     DESCRIPTION                                  MARKET VALUE

REPURCHASE AGREEMENT - 6.57%
$3,420,000   UMB Bank, n.a., 5.60% due 4-3-00
               (Collateralized by U.S. Treasury Notes, 6.25%
               due 4-30-01 with a value of $202,850, 6.125%
               due 12-31-01 with a value of $154,380 and Federal
               National Mortgage Association Discount Notes,
               due 4-28-00 with a value of $3,132,265)       3,420,000
(Cost $3,420,000)

TOTAL INVESTMENTS - 98.37%                                  51,236,622
(Cost $37,171,504)

Other assets less liabilities - 1.63%                          847,069

TOTAL NET ASSETS - 100.00%                                $ 52,083,691

For federal income tax purposes, the identified cost of investments owned at March 31, 2000, was $37,381,070.
Net unrealized appreciation for federal income tax purposes was $13,855,552, which is comprised of unrealized appreciation of $17,727,534 and unrealized depreciation of $3,871,982.

*Non-income producing security

See accompanying Notes to Financial Statements.


STATEMENTS OF ASSETS
AND LIABILITIES

March 31, 2000
(In Thousands Except Per Share Data)
                                                            SMALL
                               BALANCED  EQUITY  HIGH YIELD  CAP   USA GLOBAL
                                 FUND     FUND      FUND     FUND     FUND
ASSETS:
 Investments at cost            $30,377  $24,539  $54,598  $27,174   $37,172
 Investments at value           $28,940  $34,237  $42,923  $34,804   $51,237
 Cash                               -         38       17       11        25
 Receivables:
     Investments sold               392      315      -        197     1,645
     Dividends                        9       27       11        6        20
     Interest                       288      -        909        1       -
     Fund shares sold               -        -          1        -         3
     Total assets                29,629   34,617   43,861   35,019    52,930
LIABILITIES AND NET ASSETS:
 Cash overdraft                     254      -        -        -         -
 Payables:
     Management fees                 25       27       38       30        43
     Investments purchased          106      928       48      382       803
     Total liabilities              385      955       86      412       846
NET ASSETS                      $29,244  $33,662  $43,775  $34,607   $52,084

NET ASSETS CONSIST OF:
 Capital (capital stock and
   paid-in capital)             $29,537  $21,306  $55,233  $23,701   $32,596
 Accumulated undistributed net
   investment income                339      -        315      -         -
 Accumulated undistributed net
   realized gain (loss) from
   investment transactions          805    2,658      (98)   3,276     5,423
 Net unrealized appreciation
 (depreciation) of investments   (1,437)   9,698  (11,675)   7,630    14,065
NET ASSETS APPLICABLE TO
OUTSTANDING SHARES              $29,244  $33,662  $43,775  $34,607   $52,084

Capital shares, $1.00 par value:
 Authorized                      10,000   10,000   10,000   10,000    10,000

 Outstanding                      2,966    1,537    4,289    2,250     2,083

NET ASSET VALUE PER SHARE       $  9.86  $ 21.91  $ 10.21  $ 15.38   $ 25.01

See accompanying Notes to Financial Statements.


STATEMENTS
OF OPERATIONS

Year Ended March 31, 2000
(In Thousands)

                                                               SMALL
                                  BALANCED  EQUITY  HIGH YIELD  CAP   USA GLOBAL
                                    FUND     FUND      FUND     FUND      FUND
ASSETS:
 Investments at cost              $30,377  $24,539   $54,598  $27,174  $37,172

INVESTMENT INCOME:
   Dividends                      $   387  $   330   $   786  $    95  $   310
   Interest                         2,033        9     4,571       87       47
                                    2,420      339     5,357      182      357
EXPENSES:
   Management fees                    354      312       532      213      406
   Registration fees                   15       16        18       27       17
                                      369      328       550      240      423
     Net investment income (loss)   2,051       11     4,807      (58)     (66)

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Net realized gain from
    investment transactions         1,173    4,375       277    3,810   11,525
   Net unrealized appreciation
     (depreciation) during
     the year on investments        1,991    4,103    (2,570)   7,228    8,081
     Net gain (loss) on
      investments                   3,164    8,478    (2,293)  11,038   19,606
     Net increase in net assets
      resulting from operations   $ 5,215  $ 8,489   $ 2,514  $10,980  $19,540

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

For The Years Ended March 31, 2000 and 1999, Except As Indicated
(In Thousands)


                                                          Balanced Fund
                                                       2000          1999
OPERATIONS:
 Net investment income (loss)                       $  2,051       $  2,966
 Net realized gain (loss) from
   investment transactions                             1,173          1,382
 Net unrealized appreciation (depreciation)
   during the year on investments                      1,991         (9,654)
   Net increase (decrease) in net assets
   resulting from operations                           5,215         (5,306)
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                (1,690)        (2,953)
 Net realized gain from investment transactions          -           (2,878)
 In excess of net investment income                      -              _
 In excess of net realized gains                         -             (368)
   Total distributions to shareholders                (1,690)        (6,199)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           2,085          6,844
 Reinvested distributions                              1,455          6,093
                                                       3,540         12,937
 Shares repurchased                                  (18,187)       (16,500)
   Net increase (decrease) from capital
     share transactions                              (14,647)        (3,563)
     Net increase (decrease) in net assets           (11,122)       (15,068)
Net assets:
 Beginning of period                                  40,366         55,434
 End of period                                      $ 29,244       $ 40,366

 Undistributed net investment income
   at end of period                                 $    339       $    -

*Fund share transactions:
 Shares sold                                             225            658
 Reinvested distributions                                161            657
                                                         386          1,315
 Shares repurchased                                   (1,970)        (1,585)
   Net increase (decrease) in fund shares             (1,584)          (270)

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

For The Years Ended March 31, 2000 and 1999, Except As Indicated
(In Thousands)

                                            EQUITY FUND         HIGH YIELD FUND
                                         2000       1999        2000       1999
OPERATIONS:
 Net investment income (loss)          $    11     $    89    $ 4,807    $ 4,991
 Net realized gain (loss) from
   investment transactions               4,375         125        277       (375)
 Net unrealized appreciation
  (depreciation) during the year
   on investments                        4,103         533     (2,570)   (11,543)
 Net increase (decrease) in net assets
   resulting from operations             8,489         747      2,514     (6,927)
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                     (16)       (113)    (4,958)    (4,064)
 Net realized gain from investment
  transactions                            (400)       (730)       -         (381)
 In excess of net investment income         -          -          -          -
 In excess of net realized gains            -          -          -          -
   Total distributions to shareholders    (416)       (843)    (4,958)    (4,445)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                             9,496       7,611      8,625     31,624
 Reinvested distributions                  411         832      4,306      4,307
                                         9,907       8,443     12,931     35,931
 Shares repurchased                    (15,905)    (11,993)   (24,765)   (37,764)
   Net increase (decrease) from
    capital share transactions          (5,998)     (3,550)   (11,834)    (1,833)
   Net increase (decrease) in
    net assets                           2,075      (3,646)   (14,278)   (13,205)
Net assets:
 Beginning of period                    31,587      35,233     58,053     71,258
 End of period                         $33,662     $31,587    $43,775    $58,053

 Undistributed net investment
  income at end of period              $   -       $    48    $   315    $   990

*Fund share transactions:
 Shares sold                               506         467        844      2,645
 Reinvested distributions                   22          51        369        379
                                           528         518      1,213      3,024
 Shares repurchased                       (855)       (735)    (2,330)    (3,171)
   Net increase (decrease) in
    fund shares                           (327)       (217)    (1,117)      (147)

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

For The Years Ended March 31, 2000 and 1999, Except As Indicated
(In Thousands)

                                          SMALL CAP FUND        USA GLOBAL FUND
                                              For The Period
                                            From April 14, 1998
                                                (Inception)
                                         2000       1999        2000       1999
OPERATIONS:
 Net investment income (loss)          $    11    $    89     $ 4,807    $ 4,991
 Net investment income (loss)          $   (58)   $    40     $   (66)   $   133
 Net realized gain (loss) from
   investment transactions               3,810       (123)     11,525        186
 Net unrealized appreciation
  (depreciation) during the year
   on investments                        7,228        402       8,081     (1,790)
 Net increase (decrease) in net assets
   resulting from operations            10,980        319      19,540     (1,471)
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                     -          (40)        (32)      (149)
 Net realized gain from investment
  transactions                            (376)       -        (1,793)    (1,164)
 In excess of net investment income        -           (6)        -          -
 In excess of net realized gains           -          -           -          -
   Total distributions to shareholders    (376)       (46)     (1,825)    (1,313)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                            16,457     14,026      14,147      6,422
 Reinvested distributions                  354         45       1,764      1,282
                                        16,811     14,071      15,911      7,704
 Shares repurchased                     (6,036)    (1,216)    (16,827)   (15,110)
   Net increase (decrease) from capital
     share transactions                 10,775     12,855        (916)    (7,406)
     Net increase (decrease) in
      net assets                        21,379     13,128      16,799    (10,190)
Net assets:
 Beginning of period                    13,228        100      35,285     45,475
 End of period                         $34,607    $13,228     $52,084    $35,285

 Undistributed net investment income
   at end of period                    $   -      $   -       $   -      $    59

*Fund share transactions:
 Shares sold                             1,300      1,526         675        397
 Reinvested distributions                   29          5          86         81
                                         1,329      1,531         761        478
 Shares repurchased                       (472)      (138)       (847)      (939)
   Net increase (decrease) in
    fund shares                            857      1,393         (86)      (461)

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. Investment Valuation - Corporate stocks, bonds and options traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined in good faith by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. The Buffalo Balanced, Equity, High Yield, Small Cap and USA Global Funds designate $0, $1,600,799, $0, $0 and $4,470,133, respectively as long-term capital gain dividends. The Buffalo High Yield Fund has an accumulated net realized loss on sales of investments for federal income tax purposes of $98,388, which expires in 2007.

C. Options - In order to produce incremental earnings and protect gains, the Funds may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no outstanding written covered call options as of March 31, 2000 or any transactions during the year then ended.

D. Investment Transactions and Investment Income - Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex- dividend date. Interest income is recognized on the accrual basis and includes accretion of market discounts. Premiums on debt securities are not amortized. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

E. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amounts related to redemptions of shares as a part of the deduction for dividends paid for income tax purposes and deferral of post October and wash sale losses.

F. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. at the rate of 1% per annum of the average daily net asset values of the Funds for services which include administration, and all other operating expenses of the Funds except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Funds and its shares and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended March 31, 2000, (excluding maturities of short-term commercial notes and repurchase agreements) were as follows:

Balanced Fund
 Purchases               $    11,333,036
 Proceeds from sales          24,915,243

Equity Fund
 Purchases               $      8,670,760
 Proceeds from sales           15,314,536

High Yield Fund
 Purchases               $      8,211,438
 Proceeds from sales           19,029,926

Small Cap Fund
 Purchases               $    16,756,206
 Proceeds from sales           9,379,262

USA Global Fund
 Purchases               $    14,144,237
 Proceeds from sales          21,260,969

For corporate shareholders, Buffalo Balanced, Equity, High Yield, Small Cap and USA Global Funds percent of ordinary income distributions qualifying for the corporate dividends received deduction are 15%, 22%, 16%, 8% and 23%, respectively.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                    Balanced Fund
                                                 YEARS ENDED March 31,
                                        2000   1999    1998    1997    1996

Net asset value, beginning of period  $ 8.87  $11.50  $10.57  $10.70  $10.06
 Income from investment operations:
   Net investment income                0.57    0.66    0.65    0.72    0.65
   Net gains (losses) on securities
     (both realized and unrealized)     0.87   (1.86)   1.84    0.69    1.07
 Total from investment operations       1.44   (1.20)   2.49    1.41    1.72
 Less distributions:
   Dividends from net investment
     income                            (0.45)  (0.66)  (0.65)  (0.71)  (0.68)
   Distributions from capital gains       -    (0.64)  (0.91)  (0.83)  (0.40)
   Distribution in excess of
     capital gains                        -    (0.13)     -       -       -
 Total distributions                   (0.45)  (1.43)  (1.56)  (1.54)  (1.08)
Net asset value, end of period        $ 9.86  $ 8.87  $11.50  $10.57  $10.70

Total return*                          16.78% (10.49%) 24.76%  13.22%  17.87%



Ratios/Supplemental Data
Net assets, end of period
 (in millions)                        $   29  $   40  $   55  $   44  $   50
Ratio of expenses to average
 net assets**                           1.05%   1.04%   1.04%   1.05%   1.11%
Ratio of net investment income to
 average net assets**                   5.82%   6.19%   5.61%   6.20%   6.27%
Portfolio turnover rate                   33%     57%     61%     56%     61%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                     EQUITY FUND
                                                                   FOR THE PERIOD
                                                                        FROM
                                                                    MAY 19, 1995
                                                                   (INCEPTION) TO
                                            YEARS ENDED MARCH 31,      MARCH 31,
                                        2000    1999    1998    1997   1996

Net asset value, beginning of period  $16.95  $16.94  $13.93  $12.36  $10.14

 Income from investment operations:
   Net investment income                0.01    0.04    0.08    0.15    0.21
   Net gains (losses) on securities
     (both realized and unrealized)     5.21    0.40    4.85    2.51    2.72
 Total from investment operations       5.22    0.44    4.93    2.66    2.93
 Less distributions:
   Dividends from net investment
    income                             (0.01)  (0.05)  (0.10)  (0.10)  (0.20)
   Distributions from capital gains    (0.25)  (0.38)  (1.82)  (0.99)  (0.51)
   Distribution in excess of
     capital gains                        -       -       -       -       -
 Total distributions                   (0.26)  (0.43)  (1.92)  (1.09)  (0.71)
Net asset value, end of period        $21.91  $16.95  $16.94  $13.93  $12.36

Total return*                          31.07%   2.73%  36.97%  21.23%  29.11%


Ratios/Supplemental Data
Net assets, end of period
 (in millions)                        $   34  $   32  $   35  $   20  $    5
Ratio of expenses to average
 net assets**                           1.05%   1.06%   1.09%   1.16%   1.06%
Ratio of net investment income to
 average net assets**                   0.04%   0.27%   0.56%   1.35%   2.55%
Portfolio turnover rate                   27%     83%     93%    123%     63%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                              HIGH YIELD FUND
                                                                   FOR THE PERIOD
                                                                        FROM
                                                                    MAY 19, 1995
                                                                   (INCEPTION) TO
                                            YEARS ENDED MARCH 31,      MARCH 31,
                                        2000    1999    1998    1997    1996

Net asset value, beginning of period  $10.74  $12.83  $11.73  $11.15  $10.14

 Income from investment operations:
   Net investment income                1.05    0.93    0.79    0.82    0.53
   Net gains (losses) on securities
     (both realized and unrealized)    (0.54)  (2.18)   1.35    0.71    1.14
 Total from investment operations       0.51   (1.25)   2.14    1.53    1.67
 Less distributions:
   Dividends from net investment
    income                             (1.04)  (0.76)  (0.80)  (0.80)  (0.53)
   Distributions from capital gains       -    (0.08)  (0.24)  (0.15)  (0.13)
 Total distributions                   (1.04)  (0.84)  (1.04)  (0.95)  (0.66)
Net asset value, end of period        $10.21  $10.74  $12.83  $11.73  $11.15

Total return*                           4.83%  (9.92%) 18.63%  14.02%  16.67%


Ratios/Supplemental Data
Net assets, end of period
 (in millions)                        $   44  $   58  $   71  $   20  $    7
Ratio of expenses to average
 net assets**                           1.04%   1.05%   1.03%   1.13%   1.03%
Ratio of net investment income to
 average net assets**                   9.05%   7.76%   6.43%   7.63%   7.40%
Portfolio turnover rate                   16%     30%     24%     39%     25%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                             SMALL CAP FUND
                                                     FOR THE PERIOD
                                                           FROM
                                                      APRIL 14, 1998
                                                      (INCEPTION) TO
                                       YEAR ENDED        MARCH 31,
                                     March 31, 2000        1999
Net asset value, beginning of period     $ 9.49           $10.00

 Income from investment operations:
   Net investment income                  (0.03)            0.04
   Net gains (losses) on securities
     (both realized and unrealized)        6.13            (0.51)
Total from investment operations           6.10            (0.47)

 Less distributions:
   Dividends from net investment income      -             (0.04)
   Distributions from capital gains       (0.21)              -
 Total distributions                      (0.21)           (0.04)
Net asset value, end of period           $15.38           $ 9.49

Total return*                             64.87%           (4.69%)


Ratios/Supplemental Data
Net assets, end of period (in millions)  $   35           $   13
Ratio of expenses to average net assets**  1.12%            1.02%
Ratio of net investment income to
 average net assets**                     (0.27%)           0.59%
Portfolio turnover rate                      42%              34%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                              USA GLOBAL FUND

                                                                   FOR THE PERIOD
                                                                        FROM
                                                                    MAY 19, 1995
                                                                   (INCEPTION) TO
                                            YEARS ENDED MARCH 31,      MARCH 31,
                                        2000    1999    1998    1997    1996
Net asset value, beginning of period  $16.27  $17.29  $14.10  $11.36  $10.14

 Income from investment operations:

   Net investment income               (0.03)   0.06    0.07    0.08    0.15
   Net gains (losses) on securities
     (both realized and unrealized)     9.71   (0.51)   4.20    3.32    1.61
                                        9.68   (0.45)   4.27    3.40    1.76
 Total from investment operations      (0.02)  (0.06)  (0.06)  (0.05)  (0.15)
 Less distributions:
   Dividends from net investment
    income                             (0.92)  (0.51)  (1.02)  (0.61)  (0.39)
   Distributions from capital gains    (0.94)  (0.57)  (1.08)  (0.66)  (0.54)
 Total distributions                  $25.01  $16.27  $17.29  $14.10  $11.36

Net asset value, end of period        $25.01  $16.27  $17.29  $14.10  $11.36
Total return*                          60.72%  (2.52%) 31.33%  29.87%  17.49%


Ratios/Supplemental Data
Net assets, end of period
 (in millions)                        $   52  $   35  $   45  $   27  $    5
Ratio of expenses to average
 net assets**                           1.04%   1.05%   1.09%   1.13%   1.06%
Ratio of net investment income to
 average net assets**                  (0.16%)  0.34%   0.47%   0.79%   1.94%
Portfolio turnover rate                   35%     42%     64%     88%    123%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


REPORT OF INDEPENDENT
AUDITORS

The Board of Directors and Shareholders of
Buffalo Balanced Fund, Inc.
Buffalo Equity Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc. (the Funds) as of March 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2000, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at March 31, 2000, and the results of their operations for the year then ended, and changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with auditing principles generally accepted in the United States.

/s/Ernst & Young, LLP
Kansas City, Missouri

April 28, 2000


This report has been prepared for the information of the Shareholders of the Buffalo Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


Buffalo Mutual Funds

Balanced Fund
Equity Fund
High Yield Fund
Small Cap Fund
USA Global Fund

BUFFALO FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group

P.O. Box 419757
Kansas City, MO 64141-6757

1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com